SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                            -----------------------
                                    FORM 8-K

                                 CURRENT REPORT
                            -----------------------


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 30, 1997



                            CANADIAN GENERAL CAPITAL
--------------------------------------------------------------------------------
               (Exact name of Registrant as Specified in Charter)


   Delaware              333-1352               13-7083556
---------------      ----------------       -------------------
(State or other      (Commission File         (IRS Employer
jurisdiction of          Number)            Identification No.)
organization)


IBJ Schroder Bank & Trust Company
One State Street
New York, New York                                                10004
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(Address of Principal Executive Offices)                           Zip



Registrant's telephone number, including area code:   (212) 858-2000



                                 Not Applicable
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(Former Name or Former Address if Changed Since Last Report

Item 1.           Changes in Control of Registrant

                  Not applicable.


Item 2.           Acquisition or Disposition of Assets

                  Not Applicable.


Item 3.           Bankruptcy or Receivership

                  Not applicable.


Item 4.           Changes in Registrant's Certifying Accountant.

                  Not applicable.


Item 5.           Other Events.

                  1. Receipt of $2,281,455.31 of interest on Canadian General Issuance Group Limited 9.125% Subordinated Debentures due March 31, 2026 on September 30, 1997.

                  2. Payment of $2,281,455,31 to holders of Canadian General Trust Originated Preferred Securities and Common Stock on September 30, 1997


Item 6.           Resignation of Registrant's Directors.

                  Not applicable.

Item 7.           Financial Statements, Pro Forma Financial Information and
                    Exhibits.

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits.

                  1. Administration Trustee's Report in respect of (i) receipt of $2,281,455.31 of interest on Canadian General Insurance Group Limited 9.125% Subordinated Debentures due March 31, 2026 on September 30, 1997 and (ii) payment of $2,281,455.31 to holders of Canadian General Trust Originated Preferred Securities and Common Stock on September 30, 1997.


Item 8.           Change in Fiscal Year.

                  Not applicable.

                                    SIGNATURE





         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    CANADIAN GENERAL CAPITAL
                                    (Registrant)

                                    By:   IBJ SCHRODER BANK & TRUST COMPANY
                                          as Administrative Trustee



                                    By:  /s/ Stuart Rothenberg
                                         -----------------------------------
                                         Stuart Rothenberg
                                         Assistant Vice President



Dated:   October 14, 1997

                                  EXHIBIT INDEX


Exhibit                                                                  Page

99. Administrative Trustee's Report in respect of (i) receipt of $2,281,455.31 of interest on Canadian General Insurance Group Limited 9.125% Subordinated Debentures due March 31, 2026 on September 30, 1997 and (ii) payment of $2,281,455.31 to holders of Canadian General Trust Originated Preferred Securities and Common Stock on September 30, 1997.